Catasys®

The Health Plan Solution to the High Cost of Substance Abuse

A $21 Billion Problem

CATS

Catasys®

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this presentation are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond the control of Catasys, Inc. (the "Company") that may cause actual results to differ materially from stated expectations. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligations to update any forward-looking statement to reflect events or circumstances after the date of this presentation except as required by law.

Before deciding to invest in the Company's common stock, you should view this presentation together with the more detailed information included in the Company's filings with the SEC, including the risk factors listed therein. These risk factors include, among others, a limited operating history, difficulty in developing, exploiting and protecting proprietary technologies, the risk that our treatment program may not be effective, intense competition, substantial regulation in the healthcare industry and additional risks factors as discussed in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov.

Catasys®

$21 Billion Problem

Substance abusers – alcoholics, cocaine, methamphetamine and opiate addicts – cost health plans over $21 billion in annual incremental medical expenses.

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys analysis.

The Catasys On*Trak* Solution

- Provide solutions to manage high cost substance abuse populations for health plans.
- Decrease hospital days through identification, engagement and treatment.

Catasys®

No SD: $3,250 vs. High SD: $25,500

- High cost substance dependent (SD) members cost health plans 8 times more than other members: average of $25,500 annually versus $3,250.
- High SD costs $111 million more annually per million members.
- Catasys is designed to save health plans $19 to $40 million per million members.


$25,500
$3,250
No SD
High SD

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006.

Catasys®

Health Plans Under Increasing Cost Pressure

- Premiums up 100% in last 10 years.
- Customers under pressure to reduce costs.
- Mental Health & SD Parity expected to increase costs.
- Health Care Reform increasing cost control pressures.

Catasys®

Current Catasys Clients

~520,000 Members

COVENTRY Health Care

Advantra® from Coventry Health Care

UAW®

Ford

fallon community health plan

Catasys®

Growth Potential

Current Members Covered	520,000
Approx. Breakeven Coverage[1]	1,500,000
Contract Discussion/Data Analysis[2]	4,400,000
Sales Pipeline[3]	12,300,000
Potential Market	191,000,000

1. Represents the approximate number of covered lives covered by contracts that Catasys will need in order to break even on a cash flow basis. Assumes standard pricing of $8500 in annual fees per enrollee and standard terms at point of assumed full enrollment.
2. Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has moved forward from the initial contact phase and into the contract discussion/data analysis phase as of the date hereof. There is no assurance that Catasys will enter into such contract.
3. Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has at least made initial contact as of the date hereof, and where the clients have expressed interest and Catasys is involved in follow up discussions.

High Abusers Cost 8 Times More


$22,250
$25,500
$8,290
$3,250
No SD
SD
High SD

Source: Ingenix Consulting database,
20MM commercial plan lives 2005-2006.

Catasys®

$25,500 Average Annual Cost Per High SD Member

- Average 2 additional major medical events.
- Events involve ambulance, ER treatment, several day hospital stays and multiple physician visits.



Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006.

Catasys®

19 Out Of 20 Addicts are Not Treated

Cost for High SD members is primarily medical.



Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys Analysis. 12 month time period.

Catasys®

No Direct Competition

Currently SD treatment is sub-optimally managed by behavioral health organizations under fixed fee contracts.

- Most high cost SD users are never identified.
- Focus on BH utilization, not total patient cost.
- Under-diagnosis and under-treatment rewarded.
- Fractionated, inconsistent delivery.
- No reduction in high medical expenses.

Catasys®

Catasys Identifies, Targets, Enrolls and Treats High Cost Substance Abusers

Catasys is an integrated system of medical and psychosocial interventions that can bring about permanent behavioral change.

Identifies → Targets → Enrolls → Treats

Catasys®

How Catasys Works

- Proprietary identification and outreach.
- Integrated medical and behavioral treatment.
- Long term commitment.
- Outcome focus.
- Technical leadership that is proprietary and patent protected.

Identification → Outreach → Treatment → Reinforcement

Patient Identification

Current system does not identify or address high cost SD members:

- 74% of SD members make no behavioral claims.
- Untreated SD members generate high hospital costs from more medical events.
- Catasys has a unique, proprietary data screening system.


No Behavioral
Claims: 74%

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys Analysis.

Catasys®

Patient Outreach

Catasys has a proprietary outreach program that has been successful in convincing high SD users to seek treatment.



Integrated Medical & Behavioral Treatment Plan

- Medical treatment includes patented medication protocols to reduce cravings.
- Medical treatment is combined with comprehensive cognitive, behavioral and motivational therapies to prevent relapse.



Behavioral
Medical

Catasys®

Long Term Commitment

- A 52 week treatment program.
- Ongoing personal Care Coach.
- Integration of community support resources.
- Focus on medical and treatment compliance.



Outcome Study

68% reduction in medical costs for enrolled members versus a 57% increase in control group.
(Independently picked by plan.)


Control Group
57% Increase
Enrolled
Patients
68% Decrease

6 months pre-enrollment versus 6 months post-enrollment.

Catasys®

Technical Leadership

Proprietary and Patent Protected

- Patented pharmacological interventions shown to be effective in reducing alcohol and drug cravings.
- Proprietary data screening systems to identify high cost substance abusers.
- Proprietary outreach programs that generate high patient enrollment.
- Proprietary cognitive, motivational and behavioral protocols that prevent relapse.

Catasys®

Catasys Revenue Model

Per million plan members covered:

1.93% incidence of SD	19,300
0.50% of high SD	5,018
Assumed 20% of enrollment	1,004
Revenue per enrolled member	$8,500
Revenue per million covered members	$8,500,000

Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006. Catasys Analysis.

Catasys is Scalable

- Current overhead structure sufficient for 2.5 million members. (Breakeven: ~1.5 million.)
- Operating costs are essentially variable depending on patient enrollment.
- Fixed overhead increases are minimal as covered lives are scaled up.

Current Clients / Contracts

- Health Plan of Nevada (UnitedHealthcare)
- Coventry Health Care of Kansas
- Fallon Community Health Plan (Massachusetts)
- Coventry Health Care of Louisiana
- First contract implemented May 2011
- Second implemented June 2011
- Third implemented August 2011
- Fourth expected to commence in 1Q12
- As these plans experience success, others will be encouraged to follow

Catasys®

Moving toward Profitability in 2012

Current Members Covered	520,000
Approx. Breakeven Coverage[1]	1,500,000
Contract Discussion/Data Analysis[2]	4,400,000
Sales Pipeline[3]	12,300,000
Potential Market	191,000,000

1. Represents the approximate number of covered lives covered by contracts that Catasys will need in order to break even on a cash flow basis. Assumes standard pricing of $8500 in annual fees per enrollee and standard terms at point of assumed full enrollment.
2. Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has moved forward from the initial contact phase and into the contract discussion/data analysis phase as of the date hereof. There is no assurance that Catasys will enter into such contract.
3. Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has at least made initial contact as of the date hereof, and where the clients have expressed interest and Catasys is involved in follow up discussions.

Catasys®

Summary

- SD: $21 billion health plan problem.
- Catasys: The only solution available.
- Patented, proprietary technology.
- Proven efficacy.
- Impressive client base and pipeline.
- Proven management that can execute.
- Rapid growth potential.

Catasys®

The Health Plan Solution to the High Cost of Substance Abuse

A $21 Billion Problem

CATS